Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Allegro MicroSystems, Inc. (the “Company”) for the quarterly period ended September 26, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2025	By:	/s/ Michael C. Doogue
Michael C. Doogue President and Chief Executive Officer (principal executive officer)